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      S E M I A N N U A L  R E P O R T  /  S E P T E M B E R  3 0  1 9 9 9

                 A I M  T A X - E X E M P T  B O N D  F U N D
                         O F  C O N N E C T I C U T






                                 (Cover image)








                            [AIM LOGO APPEARS HERE]

(Cover Image)         CONNECTICUT LANDSCAPE BY HORACE WOLCOTT ROBBINS
                      (1842-1904, AMERICAN)
                      ROBBINS CAPTURES THE PICTURESQUE BEAUTY OF THE CONNECTICUT
                      LANDSCAPE IN THIS ELEGANT PAINTING. CONNECTICUT MUNICIPAL
                      BONDS, IN WHICH THE FUND INVESTS, PROVIDE CAPITAL FOR THE
                      STATE'S CONTINUING IMPROVEMENT.

AIM Tax-Exempt Bond Fund of Connecticut is for shareholders who seek to earn a high level of income that is free of both federal and Connecticut taxes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Tax-Exempt Bond Fund of Connecticut's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, those figures reflect the maximum 4.75% sales charge.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The Lehman Municipal Bond Index is an unmanaged composite representing an approximation of the performance of investment-grade municipal bonds. It is compiled by Lehman Brothers, a well-known global investment bank.
o   Lipper, Inc. is an independent mutual fund performance monitor.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

AVERAGE ANNUAL TOTAL RETURNS
As of 9/30/99, including sales charges

Inception (10/31/89)             5.94%
    5 years                      4.22
    1 year                      -4.78*
*0.01%, excluding sales charges

Past performance is no guarantee of comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


   A I M  T A X - E X E M P T  B O N D  F U N D  O F  C O N N E C T I C U T


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     S E M I A N N U A L  R E P O R T  /  C H A I R M A N ' S  L E T T E R

                    Dear Fellow Shareholder:

     [PHOTO OF       With only a short time remaining in 1999, the question on
    Charles T.       many of your minds may be, "How will the year 2000 computer
      Bauer,         issue affect AIM and my investments?" We would like you to
   Chairman of       feel comfortable. We are pleased to be able to report to
   the Board of      you that as of June 1999 we achieved a major milestone
     THE FUND        toward year 2000 compliance status: we have successfully
   APPEARS HERE]     completed the testing of all of our mission-critical
                     systems.
                         Earlier this year, AIM participated in an industrywide
                     test that gave us a chance to see how our technology systems might be affected by the changeover to the year
                     2000 (Y2K). Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
    The general purpose of the process was to test electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the reporting period.
    If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


    A I M  T A X - E X E M P T  B O N D  F U N D  O F  C O N N E C T I C U T

    S E M I A N N U A L  R E P O R T  /  M A N A G E R S '  O V E R V I E W

F U N D  F I N D S  O P P O R T U N I T I E S  I N  M A R K E T  D O W N T U R N

HOW DID AIM TAX-EXEMPT BOND FUND OF CONNECTICUT PERFORM DURING THE REPORTING PERIOD?
In the midst of the second-worst bond market on record, and the worst since 1994, AIM Tax-Exempt Bond Fund of Connecticut finished the reporting period in slightly negative territory. For the six-month reporting period ended September 30, 1999, AIM Tax-Exempt Bond Fund of Connecticut returned -1.21% at net asset value, that is, without sales charges. Fund performance, although disappointing, was better than the municipal market's overall performance and compared favorably against its peers. The Lehman Municipal Bond Index--an index of approximately 50,000 investment-grade tax-exempt bonds--sank 2.16% for the same period, while the average Connecticut municipal debt fund tracked by Lipper, Inc. returned a 2.96% loss.

  The fund's net asset value per share moved within a relatively narrow range of $10.61 to $11.02 during the reporting period, continuing the fund's history of relative price stability. Despite the market turbulence in 1999, your fund continued to provide solid current income (see chart below), exempt from federal taxes. The fund's net assets under management totaled $40 million at the reporting period's close.

WHAT WERE THE MAJOR TRENDS IN FIXED-INCOME MARKETS DURING THE REPORTING PERIOD? It has been a challenging year for fixed-income securities. We are in the middle of a bear market that started in the fall of 1998. Tighter Federal Reserve Board
(Fed) monetary policy, Y2K concerns and a weak U.S. dollar contributed to the downward pressure on bond prices in 1999. Bond markets struggled early in the reporting period as investors anticipated that the Fed might increase interest rates to slow the booming U.S. economy and fight the threat of inflation. U.S. Treasury bond yields rose steadily through early 1999, while municipal bond yields held fast. However, beginning in April, municipal bond yields started to increase dramatically. At the same time, while the supply of municipal bonds was light during the period--particularly compared to 1998's near-record levels of issuance--the demand was similarly muted. Spurred by two interest-rate hikes in the second quarter, most market interest rates also began to climb. Bond prices move in the opposite direction of market interest rates, and this year's move has dramatically affected most sectors of the bond markets. However, rates on the benchmark 30-year Treasury bond began to buck this


FUND PERFORMANCE
As of 9/30/99

FUND PROVIDES SOLID INCOME

30-DAY DISTRIBUTION RATE AT NAV               4.86%
TAXABLE EQUIVALENT DISTRIBUTION RATE*         8.43
30-DAY SEC YIELD AT MAXIMUM OFFERING PRICE    3.69
TAXABLE EQUIVALENT 30-DAY SEC YIELD*          6.40
30-YEAR U.S. TREASURY BOND YIELD              6.05

*Assumes highest marginal federal income tax rate of 39.6% and Connecticut state tax rate of 4.5%.

Sources: Bloomberg, Lehman Brothers.


FUND VS. 30-YEAR U.S. TREASURY BOND

TAXABLE EQUIVALENT DISTRIBUTION RATE*                          8.43%
TAXABLE EQUIVALENT 30-DAY SEC YIELD*                           6.40%
30-YEAR TREASURY BOND YIELD                                    6.05%


HISTORY OF NET ASSET VALUE STABILITY
10/3/89-9/30/99
(Graph)
10      10/3/89     10.55   6/92      10.71   3/95      11.09   12/97
10.05   10/89       10.66   9/92      10.77   6/95      11.04   3/98
9.99    3/90        10.65   12/92     10.86   9/95      11.04   6/98
10.02   6/90        10.88   3/93      11.01   12/95     11.13   9/98
9.77    9/90        11.08   6/93      10.81   3/96      11.07   12/98
10.07   12/90       11.33   9/93      10.76   6/96      11      3/99
10.11   3/91        11.29   12/93     10.8    9/96      10.77   6/99
10.19   6/91        10.51   3/94      10.88   12/96     10.61   9/99
10.4    9/91        10.63   6/94      10.77   3/97
10.52   12/91       10.58   9/94      10.9    6/97
10.31   3/92        10.34   12/94     11.01   9/97

Source: Towers Data Systems HYPO--Registered Trademark--. There is no guarantee that the fund will maintain a constant NAV. Investment return will vary, so you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

                   BOND PRICES MOVE IN THE OPPOSITE DIRECTION
                       OF MARKET INTEREST RATES, AND THIS
                     YEAR'S MOVE HAS DRAMATICALLY AFFECTED
                       MOST SECTORS OF THE BOND MARKETS.

          See important fund and index disclosures inside front cover.


    A I M  T A X - E X E M P T  B O N D  F U N D  O F  C O N N E C T I C U T


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

    S E M I A N N U A L  R E P O R T  /  M A N A G E R S '  O V E R V I E W

PORTFOLIO COMPOSITION
As of 9/30/99, based on total net assets

TOP FIVE BOND HOLDINGS

                                         % OF
                  COUPON    MATURITY   PORTFOLIO

Connecticut        6.50%    10/01/12     4.19%
State Special Tax
Obligation-B

Connecticut        7.25%    10/15/99     4.08%
State
Development
Authority
Pollution Control

Connecticut        6.80%    06/01/03     3.38%
State Special
Tax Obligation

Guam Power         5.25%    10/01/34     3.32%
Authority

Connecticut        6.30%    11/15/17     3.31%
State Housing
Mortgage
Finance Program


PORTFOLIO CREDIT QUALITY

(Pie chart)

AAA 51.73%
AA 31.93%
A 9.97%
BBB/NON-RATED 6.37%

AVERAGE QUALITY RATING AA-
NUMBER OF HOLDINGS 68
AVERAGE MATURITY 12.57 YEARS
DURATION 5.70 YEARS

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.



trend by inching down slightly toward the end of the third quarter. Some analysts believe that this could be an early sign that investors, fearing increased stock market volatility and financial market disruptions caused by Y2K, may already be taking flight to safety. Typically, bonds get a second look when stocks falter, because investors believe they can earn competitive returns and because bonds generally are better than stocks at reducing downside risk.

GIVEN CURRENT ECONOMIC CONDITIONS, HOW HAVE YOU MANAGED THE PORTFOLIO?
We have been making some changes to the fund's portfolio to take advantage of the market downturn. Many of the bonds that we bought 12 to 18 months ago have incurred some losses as interest rates have risen. We decided to realize these losses, knowing that we can use them in the future to offset realized capital gains. Since the fund is managed for tax-free income and not total return, we try to avoid any distribution that would result in a taxable event for our shareholders. At the same time, proceeds from the sales can be reinvested in bonds with significantly higher yields. As a result, the average maturity of the fund's holdings has increased slightly from six months ago. As of September 30, the average maturity was 12.57 years, up from 10.77 years on March 31.

WHAT WAS THE CREDIT QUALITY OF THE FUND'S PORTFOLIO?
The average credit quality of the fund's portfolio remained AA- as rated by Standard & Poor's, Moody's and Fitch--all widely known credit-rating agencies. Although the fund continued to focus on high-quality debt issues, with more than 83% of its holdings in AAA and AA bonds, we also found attractive opportunities in the yield spreads between bond-quality sectors. In the past, yield spreads between bond-quality sectors had been very narrow. However, during the last six months they have widened to the point where there was significant incentive to step down in quality to take advantage of the increased yields. At the reporting period's close, the fund had increased its BBB/non-rated bond holdings to 6.37% of total net assets, up from 4% six months ago.
  Credit-enhanced securities--those backed by insurance or escrowed with U.S. Treasury securities--composed about 49% of the portfolio on September 30.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Although there seems to be a great deal of fear in the fixed-income markets presently, we believe this market environment provides a good buying opportunity. Interest rates have risen to attractive levels and the ratio between municipal bond yields and U.S. Treasury yields is compelling. Even after gaining some ground, municipal bonds remain relatively cheap alternatives to U.S. Treasuries. We believe that current yields are likely to offer investors good returns.
  Shortly after the close of the fund's reporting period, Fed policy makers opted to leave interest rates unchanged at their October 5 meeting but signaled to financial markets that they are leaning toward raising rates in the future if they spot any sign of faster inflation. If the Fed does raise rates again, we believe that it may improve the outlook for the bond markets because the move will indicate that the Fed is serious about heading off any inflationary pressures, which can erode the income potential of bonds.

DO YOU FORESEE ANY OTHER IMPROVEMENTS FOR FIXED-INCOME MARKETS?
Every ten seconds, a baby boomer in the United States turns 50. With about 80 million baby boomers within 10 to 15 years of retirement, we believe that we may begin to see a subtle shift of assets to fixed-income investments as investors move toward preservation of capital and away from growth-oriented vehicles. The financial markets have been very good to investors in the last 20 years, so there's an incentive to lock in gains. We believe that in the near future there may be a renewed interest in fixed-income securities and in particular municipal bonds as they remain the only tax-free vehicles for investors.


          See important fund and index disclosures inside front cover.


    A I M  T A X - E X E M P T  B O N D  F U N D  O F  C O N N E C T I C U T



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

     S E M I A N N U A L  R E P O R T  /  F O R  C O N S I D E R A T I O N

WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?
  Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED
Bond ratings are essentially based on the issuer's risk of default, or nonpayment of principal and/or interest, on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:
o   the make-up and terms of the particular issue;
o   the level and predictability of the issuer's cash flow;
o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;
o possible adverse economic conditions both in general and in the company's sector; and
o   currency risk in the case of foreign issues.

  After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.


MOODY'S           DEFINITION                                            S&P

INVESTMENT GRADE

Aaa               Bonds of the highest quality, with the lowest         AAA
                  degree of long-term investment risk. Issuers' ability to repay is very high.

Aa                Bonds of high quality with slightly greater           AA
                  long-term investment risk.

A                 Bonds with favorable investment attributes            A
                  but elements making them more susceptible to adversity.

Baa               Medium-grade bonds that are currently secure          BBB
                  but may be unreliable over time.


NON-INVESTMENT GRADE (High-Yield or Junk)

Ba                Bonds with speculative elements that make             BB
                  them not well safeguarded and uncertain.

B                 Bonds with low long-term assurance of payment.        B

Caa               Bonds of poor standing that may be in                 CCC
                  default or in danger of default.

Ca                Bonds of highly speculative quality that are          CC
                  often in default.

C                 Lowest-rated bonds with poor prospects of ever        C
                  being upgraded to investment standing.

-                 Bonds in default. Issuer cannot repay.                D



    A I M  T A X - E X E M P T  B O N D  F U N D  O F  C O N N E C T I C U T




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     S E M I A N N U A L  R E P O R T  /  F O R  C O N S I D E R A T I O N

WHAT BOND RATINGS MEAN

Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move conversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment-grade bonds such as U.S. Treasury issues are one of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.
  Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).
  Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and future direction.

UNRATED BONDS
What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.



                                                                         (Photo)

YOUR FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SHOW THE MAXIMUM PERCENTAGE, IF ANY, THAT YOUR FUND CAN INVEST IN NON-INVESTMENT
GRADE BONDS. MANY BOND FUNDS MAINTAIN DIVERSITY ACROSS BOND RATINGS BY HOLDING SHARES IN BOTH INVESTMENT GRADE AND NON-INVESTMENT GRADE BONDS. BECAUSE OF THIS DIVERSIFICATION, INVESTMENT IN SUCH A FUND MAY ENTAIL LESS RISK AND GREATER POTENTIAL REWARD THAN INVESTMENT IN AN INDIVIDUAL HIGH-YIELD SECURITY. SEE YOUR FINANCIAL CONSULTANT TO DETERMINE WHAT KINDS OF BOND
FUNDS ARE APPROPRIATE FOR YOUR FINANCIAL OBJECTIVES AND RISK TOLERANCE.


    A I M  T A X - E X E M P T  B O N D  F U N D  O F  C O N N E C T I C U T

SCHEDULE OF INVESTMENTS

September 30, 1999
(Unaudited)

                             RATING(a)       PAR       MARKET
                           S&P    MOODY'S   (000)       VALUE
MUNICIPAL
OBLIGATIONS-98.00%
EDUCATION-5.54%
Connecticut Health and
  Education Facilities
  Authority (Fairfield
  University);
  Series I RB
  5.375%, 07/01/22(b)      AAA     Aaa      $  250   $   241,548
----------------------------------------------------------------
Connecticut Regional
  School District No. 5;
  Unlimited Tax Series
  1992 GO
  6.00%, 03/01/02(c)(d)    AAA     Aaa         335       354,470
----------------------------------------------------------------
Connecticut Regional
  School District No. 5
  (Towns of Bethany,
  Orange, and
  Woodbridge);
  Unlimited Tax Series
  1993 GO
  5.50%, 02/15/07(b)       AAA     Aaa         500       518,605
----------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan
  Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)        --      A1       1,085     1,099,441
----------------------------------------------------------------
                                                       2,214,064
----------------------------------------------------------------
ELECTRIC-4.09%
Connecticut Development
  Authority (New England
  Power Co.);
  Series 1985 Fixed Rate
  PCR
  7.25%, 10/15/99(c)(d)     A       A1       1,600     1,633,504
----------------------------------------------------------------
GENERAL OBLIGATION-11.58%
Bridgeport (Town of),
  Connecticut;
  Unlimited Tax Series A
  GO
  6.00%, 09/01/06(b)       AAA     Aaa         875       942,978
----------------------------------------------------------------
Brooklyn (City of),
  Connecticut;
  Unlimited Tax Series GO
  5.50%, 05/01/06(b)       AAA     Aaa         250       260,612
----------------------------------------------------------------
  5.70%, 05/01/08(b)       AAA     Aaa         250       262,033
----------------------------------------------------------------
Chester (Town of),
  Connecticut;
  Unlimited Tax Series
  1989 GO
  7.00%, 10/01/05           --      A2         190       196,372
----------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement);
  Unlimited Tax Series
  1991 A GO
  6.75%, 03/01/01(c)(d)     AA      --         200       210,850
----------------------------------------------------------------
  Unlimited Tax Series
  1992 A GO
  6.50%, 03/15/02(c)(d)     AA      --         300       320,703
----------------------------------------------------------------
  6.75%, 03/01/11(c)(d)     AA      --         480       506,040
----------------------------------------------------------------

                             RATING(a)       PAR       MARKET
                           S&P    MOODY'S   (000)       VALUE
GENERAL OBLIGATION-(CONTINUED)
Mansfield (City of),
  Connecticut;
  Unlimited Tax Series
  1990 GO
  6.00%, 06/15/07           --      A1      $  100   $   107,570
----------------------------------------------------------------
  6.00%, 06/15/08           --      A1         100       107,630
----------------------------------------------------------------
  6.00%, 06/15/09           --      A1         100       107,680
----------------------------------------------------------------
New Britain (City of),
  Connecticut;
  Unlimited Tax Series
  1992 Various Purpose GO
  6.00%, 02/01/11(b)       AAA     Aaa         400       429,572
----------------------------------------------------------------
North Canaan (City of),
  Connecticut;
  Unlimited Tax Series
  1991 GO
  6.50%, 01/15/08           --      A3         125       138,016
----------------------------------------------------------------
  6.50%, 01/15/09           --      A3         125       138,478
----------------------------------------------------------------
  6.50%, 01/15/10           --      A3         125       138,535
----------------------------------------------------------------
  6.50%, 01/15/11           --      A3         125       138,835
----------------------------------------------------------------
Somers (City of),
  Connecticut;
  Unlimited Tax Series
  1990 Various Purpose GO
  6.00%, 12/01/10           --      A1         190       204,733
----------------------------------------------------------------
Westbrook (City of),
  Connecticut;
  Unlimited Tax Series
  1992 GO
  6.40%, 03/15/10(b)       AAA     Aaa         380       422,207
----------------------------------------------------------------
                                                       4,632,844
----------------------------------------------------------------
HEALTH CARE-19.58%
Connecticut Development
  Authority (Elim Park
  Baptist Home);
  Refunding Series A RB
  5.375%, 12/01/18         BBB+     --         500       457,220
----------------------------------------------------------------
Connecticut Development
  Authority (Life Care
  Facility-Seabury);
  Refunding Series RB
  5.00%, 09/01/15(b)        AA      --         500       463,195
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Bridgeport
  Hospital);
  Series 1992 A RB
  6.625%, 07/01/18(b)      AAA     Aaa         500       528,715
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Capital
  Asset);
  Series 1989 B RB
  7.00%, 01/01/00(c)       AAA     Aaa         200       201,546
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Child Care
  Facilities);
  Series A RB
  5.00%, 07/01/28(b)       AAA      --         250       220,580
----------------------------------------------------------------

                             RATING(a)       PAR       MARKET
                           S&P    MOODY'S   (000)       VALUE
HEALTH CARE-(CONTINUED)
Connecticut Health and
  Education Facilities
  Authority (Danbury
  Hospital);
  Series 1991 E RB
  6.50%, 07/01/14(b)       AAA     Aaa      $  750   $   783,360
----------------------------------------------------------------
  Series G RB
  5.625%, 07/01/25(b)      AAA     Aaa         500       490,950
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Hospital For
  Special Care);
  Series 1997 B RB
  5.375%, 07/01/17         BBB     Baa2        500       460,480
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Middlesex
  Hospital);
  Series 1992 G RB
  6.25%, 07/01/02(c)(d)    AAA     Aaa       1,100     1,176,428
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (New Britain
  Memorial Hospital);
  Series 1991 A RB
  7.75%, 07/01/02(c)(d)    AAA      --         500       553,935
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital);
  Series F RB
  5.40%, 07/01/09(b)       AAA     Aaa       1,000     1,030,100
----------------------------------------------------------------
  Series G RB
  5.00%, 07/01/24(b)       AAA     Aaa         200       178,380
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Veteran
  Memorial Medical
  Center);
  Series 1996 A RB
  5.50%, 07/01/26(b)       AAA     Aaa         500       478,390
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Yale-New
  Haven Hospital);
  Series 1990 F RB
  7.10%, 07/01/00(c)(d)    AAA     NRR         775       809,231
----------------------------------------------------------------
                                                       7,832,510
----------------------------------------------------------------
HOUSING-20.86%
Connecticut Housing
  Development Authority
  (Housing Mortgage
  Finance Program); RB
  Series C,
  7.00%, 11/15/99(e)        AA     Aa2         225       225,650
----------------------------------------------------------------
  Series 1991 C,
  Sub-Series C-3,
  6.55%, 11/15/13           AA     Aa2         310       325,314
----------------------------------------------------------------
  Series D-2,
  5.45%, 11/15/24(e)        AA     Aa2       1,250     1,181,400
----------------------------------------------------------------

                             RATING(a)       PAR       MARKET
                           S&P    MOODY'S   (000)       VALUE
HOUSING-(CONTINUED)
Connecticut (State of)
  (Housing Mortgage
  Finance Program); RB
  Series A-1, 5.70%,
  05/15/08                  AA     Aa2      $  100   $   102,347
----------------------------------------------------------------
  Series A-1, 5.00%,
  05/15/17                  AA     Aa2         250       235,463
----------------------------------------------------------------
  Series E-1, 5.95%,
  05/15/17                  AA     Aa2         500       512,680
----------------------------------------------------------------
  Series 1993 E-1, 6.00%,
  05/15/17                  AA     Aa2         675       687,015
----------------------------------------------------------------
  Series C-1, 6.30%,
  11/15/17                  AA     Aa2       1,270     1,325,587
----------------------------------------------------------------
  Series C-2, 6.25%,
  11/15/18                  AA     Aa2         750       780,293
----------------------------------------------------------------
  Series C-2, 6.70%,
  11/15/22(e)               AA     Aa2         280       290,110
----------------------------------------------------------------
  Series C-2, 5.85%,
  11/15/28(e)(f)            AA     Aa2       1,215     1,203,178
----------------------------------------------------------------
  Series A-2, 5.20%,
  11/15/29(e)               AA     Aa2       1,250     1,125,750
----------------------------------------------------------------
Waterburg (City of)
  Connecticut Housing
  Authority;
  Refunding Series A RB
  5.45%, 07/01/23(b)       AAA     Aaa         365       349,561
----------------------------------------------------------------
                                                       8,344,348
----------------------------------------------------------------
LEASE RENTAL-1.06%
Connecticut (State of)
  (Middletown Courthouse
  Facilities Project);
  Series 1991
  Lease-Rental Revenue
  COP
  6.25%, 12/15/01(c)(d)    AAA     Aaa         400       425,336
----------------------------------------------------------------
TRANSPORTATION-18.82%
Connecticut State Special
  Tax Obligation (Second
  Lien-Transportation
  Infrastructure);
  Series RB
  3.75%, 12/01/10(f)       A-1+   VMIG1      1,337     1,337,000
----------------------------------------------------------------
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure);
  Series 1991 B RB
  6.25%, 10/01/01(c)(d)    AA-     NRR       1,000     1,059,500
----------------------------------------------------------------
  Series A
  6.80%, 06/01/03(c)(d)    AA-      A1       1,250     1,350,188
----------------------------------------------------------------
  Series 1991 B
  6.50%, 10/01/10          AA-      A1         530       589,943
----------------------------------------------------------------
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales
  and Excise Tax); RB
  Series 1991 B
  5.90%, 10/01/99(c)       AA-     NRR       1,000     1,000,000
----------------------------------------------------------------
  Series 1989 C
  6.80%, 12/01/99(c)(d)    AAA      --         500       512,355
----------------------------------------------------------------
  Series 1991 B
  6.50%, 10/01/12          AA-      A1       1,500     1,676,445
----------------------------------------------------------------
                                                       7,525,431
----------------------------------------------------------------

                             RATING(a)       PAR       MARKET
                           S&P    MOODY'S   (000)       VALUE
WATER & SEWER-7.42%
Connecticut Development
  Authority (Pfizer
  Inc.);
  Refunding Series 1982
  PCR
  6.55%, 02/15/13          AAA     Aaa      $  250   $   267,158
----------------------------------------------------------------
Connecticut Development
  Authority Water
  Facility (Bridgeport
  Hydraulic Co. Project);
  Refunding Series RB
  7.25%, 06/01/20          AA-      --         800       827,360
----------------------------------------------------------------
  6.15%, 04/01/35(e)       AA-      --         250       252,873
----------------------------------------------------------------
Connecticut State Clean
  Water Fund;
  Series 1991 RB
  7.00%, 01/01/11          AAA     Aaa       1,100     1,157,882
----------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire
  District;
  Unlimited Tax Series
  1991 GO
  6.75%, 08/15/06           --     Aa3         180       201,303
----------------------------------------------------------------
South Central Connecticut
  Regional Water
  Authority;
  Eighth Series 1990 A
  Water System RB
  6.60%, 08/01/00(c)(d)     A+      A2         250       260,610
----------------------------------------------------------------
                                                       2,967,186
----------------------------------------------------------------
MISCELLANEOUS-9.05%
Connecticut Area
  Cooperative Educational
  Services (Staff
  Development/Administration
  Facilities);
  Unlimited Tax Series GO
  5.625%, 07/15/19(b)       A       --       1,060     1,018,363
----------------------------------------------------------------

                             RATING(a)       PAR       MARKET
                           S&P    MOODY'S   (000)       VALUE
MISCELLANEOUS-(CONTINUED)
Connecticut Development
  Authority (Economic
  Development Projects);
  Refunding Series 1992 A
  RB
  6.00%, 11/15/08           AA      Aa      $  500   $   510,675
----------------------------------------------------------------
Guam (Government of);
  Unlimited Tax Series
  1995 A GO
  5.375%, 09/01/00         BBB      --         250       250,980
----------------------------------------------------------------
Guam (Government of)
  Power Authority;
  Series A RB
  5.25%, 10/01/34          BBB     Baa3      1,500     1,328,250
----------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority);
  Series X RB
  5.20%, 07/01/03           A      Baa1        500       511,885
----------------------------------------------------------------
                                                       3,620,153
----------------------------------------------------------------
TOTAL INVESTMENTS (Cost
  $38,272,661)-98.00%                                 39,195,376
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-2.00%                                      801,779
----------------------------------------------------------------
NET ASSETS-100.00%                                   $39,997,155
================================================================

Abbreviations:

COP - Certificates of Participation
GO  - General Obligation Bonds
PCR - Pollution Control Revenue Bonds
RB  - Revenue Bonds

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security.
(b) Secured by bond insurance.
(c) Secured by an escrow fund of U.S. Treasury obligations.
(d) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(e) Security subject to the alternative minimum tax.
(f) Demand security; payable upon demand by the Fund at specified time intervals usually no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 09/30/99.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999
(Unaudited)

ASSETS:
Investments, at value (cost $38,272,661)   $   39,195,376
---------------------------------------------------------
Cash                                              144,397
---------------------------------------------------------
Receivables for:
  Capital stock sold                              115,228
---------------------------------------------------------
  Interest                                        736,888
---------------------------------------------------------
Investment for deferred compensation plan          23,862
---------------------------------------------------------
Other assets                                        4,749
---------------------------------------------------------
    Total assets                               40,220,500
---------------------------------------------------------
LIABILITIES:
Payables for:
  Capital stock reacquired                         63,878
---------------------------------------------------------
  Dividends                                        64,914
---------------------------------------------------------
  Deferred compensation                            23,862
---------------------------------------------------------
Accrued advisory fees                              16,624
---------------------------------------------------------
Accrued administrative services fees                4,098
---------------------------------------------------------
Accrued transfer agent fees                         1,955
---------------------------------------------------------
Accrued distribution fees                          25,679
---------------------------------------------------------
Accrued operating expenses                         22,335
---------------------------------------------------------
    Total liabilities                             223,345
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   39,997,155
=========================================================
CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,768,613
=========================================================
Net asset value and redemption price per
  share                                    $        10.61
---------------------------------------------------------
Offering price per share:
  (Net asset value of $10.61 divided
     by 95.25%)                            $        11.14
=========================================================

STATEMENT OF OPERATIONS

For the six months ended September 30, 1999
(Unaudited)

INVESTMENT INCOME:
Interest income                               $ 1,205,311
---------------------------------------------------------
EXPENSES:
Advisory fees                                     103,923
---------------------------------------------------------
Administrative services fees                       24,944
---------------------------------------------------------
Custodian fees                                      1,049
---------------------------------------------------------
Transfer agent fees                                11,058
---------------------------------------------------------
Professional fees                                  14,157
---------------------------------------------------------
Distribution fees                                  51,961
---------------------------------------------------------
Other                                              19,702
---------------------------------------------------------
    Total expenses                                226,794
---------------------------------------------------------
Less: Fees waived by advisor                       (7,570)
---------------------------------------------------------
    Expenses paid indirectly                         (211)
---------------------------------------------------------
    Net expenses                                  219,013
---------------------------------------------------------
Net investment income                             986,298
---------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:
Net realized gain (loss) on sales of
  investment securities                           (26,170)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities      (1,477,444)
---------------------------------------------------------
    Net gain (loss) on investment securities   (1,503,614)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $  (517,316)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended September 30, 1999 and the year ended March 31, 1999 (Unaudited)

                                                               SEPTEMBER 30,       MARCH 31,
                                                                   1999              1999
                                                              ---------------     -----------
OPERATIONS:
  Net investment income                                         $   986,298       $ 1,969,711
---------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities        (26,170)            8,698
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (1,477,444)         (113,211)
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                   (517,316)        1,865,198
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income           (988,354)       (2,022,076)
---------------------------------------------------------------------------------------------
Net increase from capital stock transactions                         63,023         1,030,126
---------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        (1,442,647)          873,248
---------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                            41,439,802        40,566,554
---------------------------------------------------------------------------------------------
  End of period                                                 $39,997,155       $41,439,802
=============================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                    $39,322,265       $39,259,242
---------------------------------------------------------------------------------------------
  Undistributed net investment income                               (19,733)          (17,677)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                          (228,093)         (201,923)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  922,716         2,400,160
---------------------------------------------------------------------------------------------
                                                                $39,997,155       $41,439,802
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM Tax-Exempt Bond Fund of Connecticut, AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income exempt from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal securities.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $195,298, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the six months ended September 30, 1999, AIM waived advisory fees of $7,570.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1999, AIM was paid $24,944 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the six months ended September 30, 1999, AFS was paid $9,582 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended September 30, 1999, the Fund paid AIM Distributors $51,961 as compensation under the Plan.
  AIM Distributors received commissions of $13,045 from sales of shares of the Fund's capital stock during the six months ended September 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the six months ended September 30, 1999, the Fund paid legal fees of $1,989 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended September 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $211 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $211 during the six months ended September 30, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to directors who are not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended September 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1999 were $5,343,543 and $5,727,550, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $1,422,574
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (499,859)
------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $  922,715
========================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended September 30, 1999 and the year ended March 31, 1999 were as follows:

                                                                  SEPTEMBER 30,               MARCH 31,
                                                                       1999                     1999
                                                              ----------------------   -----------------------
                                                               SHARES      AMOUNT       SHARES       AMOUNT
                                                              --------   -----------   ---------   -----------
Sold                                                           445,475   $ 4,835,209     634,272   $ 7,019,083
--------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                             58,278       628,729     118,804     1,314,072
--------------------------------------------------------------------------------------------------------------
Reacquired                                                    (501,272)   (5,400,915)   (660,290)   (7,303,029)
--------------------------------------------------------------------------------------------------------------
                                                                 2,481   $    63,023      92,786   $ 1,030,126
==============================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended September 30, 1999 and for each of the years in the five-year period ended March 31, 1999.

                                                                                                   MARCH 31,
                                                             SEPTEMBER 30,    ---------------------------------------------------
                                                                  1999         1999       1998       1997       1996       1995
                                                             --------------   -------    -------    -------    -------    -------
Net asset value, beginning of period                            $ 11.00       $ 11.04    $ 10.77    $ 10.81    $ 10.71    $ 10.69
-----------------------------------------------------------     -------       -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income                                          0.26          0.53       0.55       0.56       0.56       0.56
-----------------------------------------------------------     -------       -------    -------    -------    -------    -------
    Net gains (losses) on securities (both realized and
      unrealized)                                                 (0.39)        (0.03)      0.27      (0.05)      0.10       0.04
-----------------------------------------------------------     -------       -------    -------    -------    -------    -------
        Total from investment operations                          (0.13)         0.50       0.82       0.51       0.66       0.60
-----------------------------------------------------------     -------       -------    -------    -------    -------    -------
Less distributions:
    Dividends from net investment income                          (0.26)        (0.54)     (0.55)     (0.55)     (0.56)     (0.57)
-----------------------------------------------------------     -------       -------    -------    -------    -------    -------
    Returns of capital                                               --            --         --         --         --      (0.01)
-----------------------------------------------------------     -------       -------    -------    -------    -------    -------
        Total distributions                                       (0.26)        (0.54)     (0.55)     (0.55)     (0.56)     (0.58)
-----------------------------------------------------------     -------       -------    -------    -------    -------    -------
Net asset value, end of period                                  $ 10.61       $ 11.00    $ 11.04    $ 10.77    $ 10.81    $ 10.71
===========================================================     =======       =======    =======    =======    =======    =======
Total return(a)                                                   (1.21)%        4.64%      7.78%      4.84%      6.24%      5.78%
===========================================================     =======       =======    =======    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $39,997       $41,440    $40,567    $38,118    $39,355    $38,289
===========================================================     =======       =======    =======    =======    =======    =======
Ratio of expenses to average net assets(b)                         1.05%(c)      0.99%      0.88%      0.72%      0.66%     0.55%
===========================================================     =======       =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(d)            4.75%(c)      4.78%      5.02%      5.18%      5.16%      5.37%
===========================================================     =======       =======    =======    =======    =======    =======
Portfolio turnover rate                                              13%            7%         5%        17%        17%         7%
===========================================================     =======       =======    =======    =======    =======    =======

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.09% (annualized), 1.11%, 1.11%, 1.09%, 1.16%, and 1.13%, for the periods
    1999-1995, respectively.
(c) Ratios are annualized and based on average net assets of $41,455,569.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 4.70% (annualized), 4.66%, 4.79%, 4.81%, 4.66%, and
    4.79%, for the periods 1999-1995, respectively.

BOARD OF DIRECTORS                               OFFICERS                               OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                       11 Greenway Plaza
Chairman                                         Chairman                               Suite 100
A I M Management Group Inc.                                                             Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                              INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                       A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary    11 Greenway Plaza
Chief Executive Officer                                                                 Suite 100
COMSAT Corporation                               Gary T. Crum                           Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                            TRANSFER AGENT
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer           A I M Fund Services, Inc.
                                                                                        P.O. Box 4739
Edward K. Dunn, Jr.                              Stuart W. Coco                         Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman and President,                                                   CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox
President, Mercantile Bankshares                 Vice President                         The Bank of New York
                                                                                        90 Washington Street
Jack Fields                                      Karen Dunn Kelley                      11th Floor
Chief Executive Officer                          Vice President                         New York, NY 10286
Texana Global, Inc.;
Formerly Member                                  Mary J. Benson                         COUNSEL TO THE FUND
of the U.S. House of Representatives             Assistant Vice President
                                                 and Assistant Treasurer                Ballard Spahr
Carl Frischling                                                                         Andrews & Ingersoll, LLP
Partner                                          Sheri Morris                           1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP            Assistant Vice President               Philadelphia, PA 19103
                                                 and Assistant Treasurer
Robert H. Graham                                                                        COUNSEL TO THE DIRECTORS
President and Chief Executive Officer            Renee A. Friedli
A I M Management Group Inc.                      Assistant Secretary                    Kramer, Levin, Naftalis & Frankel LLP
                                                                                        919 Third Avenue
Prema Mathai-Davis                               P. Michelle Grace                      New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.;     Assistant Secretary
Commissioner, New York City Dept. for the                                               DISTRIBUTOR
Aging; and member of the Board of Directors,     Jeffrey H. Kupor
Metropolitan Transportation Authority of         Assistant Secretary                    A I M Distributors, Inc.
New York State                                                                          11 Greenway Plaza
                                                 Nancy L. Martin                        Suite 100
Lewis F. Pennock                                 Assistant Secretary                    Houston, TX 77046
Attorney
                                                 Ofelia M. Mayo
Louis S. Sklar                                   Assistant Secretary
Executive Vice President
Hines Interests                                  Lisa A. Moss
Limited Partnership                              Assistant Secretary

                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

T H E  A I M  F A M I L Y  O F  F U N D S--Registered Trademark--


GROWTH FUNDS                               MONEY MARKET FUNDS                                    A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                                 provided leadership in the mutual
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund International Growth Funds   fund industry since 1976 and
AIM Capital Development Fund               AIM Advisor                                           managed approximately $120 billion
AIM Constellation Fund                                                                           in assets for more than 6.4
AIM Dent Demographic Trends Fund           INTERNATIONAL VALUE FUND                              million shareholders, including
AIM Large Cap Growth Fund                  AIM Asian Growth Fund                                 individual investors, corporate
AIM Mid Cap Equity Fund                    AIM Developing Markets Fund                           clients and financial institutions,
AIM Mid Cap Growth Fund                    AIM Euroland Growth Fund(2)                           as of September 30, 1999.
AIM Mid Cap Opportunities Fund             AIM European Development Fund                              The AIM Family of
AIM Select Growth Fund                     AIM International Equity Fund                         Funds--Registered Trademark-- is
AIM Small Cap Growth Fund(6)               AIM Japan Growth Fund                                 distributed nationwide, and AIM
AIM Small Cap Opportunities Fund(5)        AIM Latin American Growth Fund                        today is the 10th-largest mutual
AIM Value Fund                             AIM New Pacific Growth Fund                           fund complex in the United States
AIM Weingarten Fund                                                                              in assets under management,
                                           GLOBAL GROWTH FUNDS                                   according to Strategic Insight, an
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund                     independent mutual fund monitor.
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund               GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                          AIM Global Growth & Income Fund
AIM Basic Value Fund                       AIM Global Utilities Fund
AIM Charter Fund
                                           GLOBAL INCOME FUNDS
INCOME FUNDS                               AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                     AIM Global Government Income Fund
AIM High Yield Fund                        AIM Global Income Fund
AIM High Yield Fund II                     AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate                           THEME FUNDS
Government Fund                            AIM Global Consumer Products and Services Fund
AIM Limited Maturity Treasury Fund         AIM Global Financial Services Fund
                                           AIM Global Health Care Fund
TAX-FREE INCOME FUNDS                      AIM Global Infrastructure Fund
AIM High Income Municipal Fund             AIM Global Resources Fund
AIM Municipal Bond Fund                    AIM Global Telecommunications and Technology Fund(3)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Trends Fund(4)
AIM Tax-Free Intermediate Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. (3) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (4) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Prior to August 27, 1999, the fund operated as a fund of funds. (5) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (6) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--






A I M Distributors, Inc.                                               TCT-SAR-1